FluoroPharma

Enabling Personalized Medicine by Making the Invisible, Visible.

This presentation contains "forward-looking statements" within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, which are intended to be covered by the safe harbor created thereby. You can identify forward-looking statements by words such as "anticipates," "expects," "intends," "plans," "projects," "believes," "estimates," and similar expressions. Specifically, statements regarding FluoroPharma's future business, including any revenue projections, costs, earnings or other financial items, as well as statements relating to the objectives of management and other business plans, including anticipated new products and investments, are forward looking statements. These forward-looking statements are not guarantees of future performance but are rather based upon management's current expectations and assumptions as to future events that may not prove to be accurate. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to: the demand for diagnostic imaging; the growth of the markets addressed by our products; the demand for and market acceptance of our products; our ability to successfully compete in the markets in which we do business; our ability to successfully address the cost structure of our products; the ability to develop and implement new technologies and to obtain protection for the related intellectual property; and our ability to realize financial and strategic benefits of past and future transactions. Other factors that could cause actual results to differ materially from those described in the forward-looking statements include other economic, business, competitive and/or regulatory factors affecting FluoroPharma's business generally. These risks and uncertainties, and others, that relate to FluoroPharma's business and financial condition are detailed from time to time in FluoroPharma's Securities and Exchange Commission filings. These forward-looking statements are made only as of the date indicated, and FluoroPharma disclaims any obligation to update or revise the information contained in any forward-looking statements, whether as a result of new information, future events or otherwise.

THE COMPANY	• Founded in 2003 in Boston with technology licensed from Massachusetts General Hospital
CORE EXPERTISE	• Next generation molecular imaging drugs for diagnostic testing
THREE ACTIVE CARDIAC IMAGING PROGRAMS FOR PET IMAGING	• BFPET → Cardiac blood flow • CardioPET → Cardiac viability assessment • VasoPET → Inflamed atherosclerotic plaque imaging
CLINICAL BENEFITS	• Expand the assessment of myocardial health • Higher diagnostic accuracy • Alternative to invasive procedures
PATIENT MANAGEMENT	• Evaluate cardiac disease at the cellular and molecular level

Fluoro Pharma

Proprietary products that support new technologies for personalized medicine

- Next generation / first-in-class diagnostic imaging
- Helps determine the course of cardiac treatment

Two Phase II-ready products with short study timelines, both directed to very large markets

- BFPET for imaging cardiovascular blood flow
- CardioPET for detecting fatty acid uptake

A robust pipeline of first-in-class imaging products

- VasoPET for imaging inflammation and atherosclerotic plaque that will permit detection before symptoms occur
- AZPET for brain imaging to diagnose Alzheimer's disease

Technology compatible with current clinical practice, with reliable reimbursement in place

A clear, focused plan for value creation – short term, low risk pathway

Experienced management and world-class advisors

Intellectual property in place to protect proprietary innovations around the world

Products addressing significant unmet needs in billion dollar markets

MEDICINE TODAY

One treatment fits all – still a guessing game

➡ ?

MEDICINE TOMORROW
must be personalized

Right Treatment for the
Right Patient at the
Right Time for the
Right Outcome

→ Personalized medicine begins with the right diagnosis

↓

Before you can see it,
Before the patient feels it,
We can identify it

Unmet Need for Better Imaging Methods

ANATOMICAL IMAGING

None of these capture physiology
– FluoroPharma is molecular imaging

MRI



FDA Warning in 2007

- Nephrogenic systemic fibrosis for Gadolinium-based contrast agents

Ultrasound



FDA Warning in 2007

- Deaths and serious cardiopulmonary reactions arising from marketed products

CT



AHA 2007 Statement

- CTA is reasonable for assessment of CAD in symptomatic patients
- Not recommended for screening for atherosclerosis
- Not recommended for follow up of stent placement

Large, Growing Market for Imaging Agents

FluoroPharma

- Global market projected to exceed $15 billion by 2015
- Fueled by need for personalized medicine
- Additional drivers include:
  - Growing volume of diagnostic examinations and equipment sales
  - Advanced imaging agents in development
  - Aging population
  - Increasing accessibility of technology to new patient populations
  - Widening reliance on tools for accurate diagnosis in more diseases
  - Need for cost-effectiveness and outcomes-driven data
  - Healthcare reform

High-growth markets, specifically Asia-Pacific, are fueling the expansion in imaging



Imaging Drug Market
Worldwide Sales Forecast
Market ($ Billions)
16
14
12
10
8
6
4
2
0
$7B Total
$15B Total
0.5
1.5
2
3
2
3
4
6
2011
2015
US
Europe
Japan
ROW

Source: GIA; FluoroPharma estimates

PET Imaging Roots are in Oncology



PET procedures by disease area
PET Procedures (thousands)
2500
2000
1500
1000
500
0
2004
2005
2006
2007
2008
2009
Year
Oncology
Neurology
Cardiology
Cardiology and neurology remain strong growth opportunities

Source: Frost & Sullivan 2008

Cardiovascular Disease is the Next Big Opportunity

Total diagnostic radiopharmaceutical agents market:
Cardiac imaging procedures are the greatest opportunity to switch to PET



Procedures (millions)
25
20
15
10
5
0
20.1
21.3
18.9
20.4
21.9
23.6
1.0
1.3
1.6
1.9
2.2
2.6
10.7
11.5
10.4
11.2
12.0
12.9
8.4
8.5
6.9
7.3
7.7
8.1
2004
2005
2006
2007
2008
2009 E
Year
SPECT(Other)
SPECT (Cardiac)
PET

	CAGR '07 – '09
PET (Total)	17.0%
SPECT (Cardiac)	7.3%
SPECT (Other)	5.3%
Total	**7.6%**

Source: Frost & Sullivan 2008

FluoroPharma Enables Personalized Diagnosis

Imaging provides non-invasive tools with immediate personalized recommendations for treatment

- Allows direct visual evaluation of disease on a molecular level
- Measures the efficacy of treatment
- Tracks response to therapy to assess continuing appropriateness



Method	Spatial Resolution	Temporal Resolution	Contrast Resolution
Ultrasound	<2 mm	< 10 ms	Single bubble
CT	< 0.3 mm	< 300 ms	>mM
MRI	< 0.8 mm	< 50 ms	mM
MRS	< 10 mm	< 60 s	μM
SPECT	< 10 mm	< 5 s	pM - nM
PET	< 5 mm	< 5 s	pM – nM
Optical	0.1 - 5 mm	< 1 ms	fM – nM

The quantitative assessment of disease is the future of imaging

Poised to Capture Cardio Diagnostics

Cardiovascular Diagnostics

- 1-in-3 adults have some form of CV disease
- $403 billion: fully burdened cost of CAD
- ~ 12 million CV nuclear scans (MPI) in 2009*
- Desire for non-invasive diagnostic tools

PET Molecular Imaging

- Superior image quality
- PET is a large and rapidly growing imaging platform
- Increasing demand for PET technology in diagnosis of CV disease
- No widely adopted PET agents in cardiology

Positioned to capture share of the $7 billion market for molecular imaging agents**

* Frost & Sullivan 2008
** Estimated 2012 market size (analyst reports)

BFPET

For measuring cardiovascular blood flow

- For use in combination with stress-testing in patients with presumptive chronic CAD
- Potential to become the new "standard" and replace SPECT in institutions with PET capability



Perfusion images



CardioPET

For detecting regions of fatty acid uptake

- Modified fatty acid (MFA) deisgned to optimize imaging
- Diagnosis of acute and chronic CAD in patients that cannot undergo stress-testing



3D Images from CAD subject



VasoPET

For detecting inflamed plaques

- Avidly taken up by inflammatory cells and rapidly dividing cells
- No uptake in stable plaque, which is relatively acellular
- Other modalities (CT, MRI) cannot differentiate inflamed from stable plaques



Images from rabbit


Panel (a)
transverse
Panel (b)
axial
Panel (c)
sagittal
Normal
Experimentals

Robust Portfolio On-Track

Market potential	Patients	Drug/ Indication
$ 0.8.-2.2B	17.4M	CardioPET
		ACS
		CAD
		Prostate Cancer
$ 0.9-3.2B	12.0M	BFPET
		CAD
$510M	55.5M	VasoPET
		Vulnerable plaque coronary
		Carotid coronary perforation
		Vulnerable plaque carotid


Patent
License
Preclinical
IND
I
II
III
NDA

Sources: Campbell Alliance & estimates, FluoroPharma research & estimates; Physician Interviews. *Emergency Department Visits for Chest Pain and Abdominal Pain: United States, 1999-2008. NCHS Data Brief; No. 43; September 2010.* http://www.cyberounds.com/cmecontent/art311.html?pf=yes.; * Pricing expected to change with indications and health economics data

Product Portfolio Market Size and Revenue Opportunity

Fluoro Pharma

	BFPET	CardioPET	VasoPET
Patient Population being Imaged	12.0m	17.4m	55.5m
Projected PET Adoption	30-50%	30-50%	1.5%
PET Procedures	3.6-6.0m	5.2-8.7m	0.9m
FPMI PET Market Share	40-90%	21-41%	100%
FPMI Procedures	1.4-5.4m	1.3-3.6m	0.9m
FPMI Price Per Dose *	$600	$600	$600
Product Revenue Opportunity	**$0.9-3.2B**	**$0.8-2.2B**	**$510M**

Sources: Campbell Alliance & estimates, FluoroPharma research & estimates; Physician Interviews. *Emergency Department Visits for Chest Pain and Abdominal Pain: United States, 1999-2008. NCHS Data Brief; No. 43; September 2010.* http://www.cyberounds.com/cmecontent/art311.html?pf=yes.; * Pricing expected to change with indications and health economics data

MYOCARDIAL PERFUSION IMAGING
- Evaluate patients with known or suspected CAD
- Evaluate CAD in patients that can tolerate exercise as well as pharmacologic stress

CURRENT DIAGNOSTIC TEST
- Perfusion imaging with SPECT tracers (e.g. MIBI, tetrophosmin, Tl-201) or Rb-82

CLINICAL NEED
- >12 million diagnostic perfusion examinations at $1,400 performed annually in the U.S.
- SPECT imaging has ~75% diagnostic accuracy
- 10% of "normal" SPECT patients were found to be "abnormal" on PET*
- Rb-82 has issues with supply (product recalls) and cost (high monthly charges)

"50% of perfusion scans should be done with PET based on pretest conditions"

Source: Frost & Sullivan 2008
* SNM 2010 annual meeting highlights

BFPET Phase I Trial Findings

Fluoro Pharma

BFPET Phase Ia completed

- 12 healthy volunteers ages 20-85
- No adverse events
- No clinically significant changes noted in follow-up clinical and laboratory testing

Results show excellent perfusion imaging properties

- Rapid extraction from blood
- Stable heart uptake over time
- High target to background ratios
- Convenient imaging window
- Whole body effective dose: 73.5 ± 17.59 mrem/mCi

Cardiac PET Images in NHV


Horiz. Long Axis


Short Axis

FluoroPharma

Assumptions		
Est. 5th Year Revenue		
$691 million		
Market	Patients	Est. PET Market Size
Myocardial perfusion imaging	12 million	3.6 million




Projected BFPET Scans
MILLIONS
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
Year 1
Year 3
Year 5

CARDIAC VIABILITY ASSESSMENT

- Identify patients that may benefit from PCI or revascularization and guide intervention
- Evaluate CAD in patients that cannot exercise

CURRENT TREATMENT

- Invasive coronary angiography

CLINICAL NEED

- 1.3 million diagnostic angiography procedure at $26,000 and 1.3 million PCI procedures at $48,000 performed annually in the U.S. (AHA data)
- COURAGE trial (2,300 subjects) showed that 30-40% of catheterization and PCI procedures are unnecessary*
- Opportunity to reduce more than $25 billion in cost incurred for unnecessary procedures

*"PET could decrease the use of angiograms and intervention by more than 50% if used as the first-line test with patients" ***

* New England Journal of Medicine

** Cardiac PET Could Reduce Use of Angiograms and Bypass Surgery and Cut Costs" SNM 2005



Fatty acid analog that detects regions of metabolic insufficiency


Normal Subject
CAD Subject
Infarcted region of the heart

15 minute scan identifies infarcted tissue and peri-infarct ischemia in a patient with previous MI

PHASE I TRIAL COMPLETED
(15 NHV and 6 CAD patients)

- CardioPET promising safety with no AEs detected
- Clinical findings consistent with MPI SPECT
- Quality of CardioPET images substantially superior to MPI SPECT

The CardioPET Opportunity

Assumptions			
Est. 5th Year Revenue			
$605 million			
Market	Patients	Est. PET Market Size	Est. FP Share
CAD diagnosis at rest	3.8 million	1.1 million	32%
Cardiac viability assessment	1.6 million	0.5 million	80%
Myocardial perfusion imaging	12 million	3.6 million	7.2%

Projected CardioPET Scans



MILLIONS
2.0
1.6
1.2
0.8
0.4
0.0
Year 1
Year 3
Year 5

VasoPET Indications and Clinical Use

EVALUATION OF
- Patients with acute cardiac event or stroke (risk of recurring event)
- Therapy following acute cardiac event or stroke (e.g., Plavix, lipid therapy, new treatments)

CURRENT DIAGNOSTIC PRACTICE
- Clinical symptoms; several imaging agents in development

CLINICAL NEED
- Heart attack and strokes are oftentimes the first manifestations of inflamed plaque, condition is most often diagnosed too late
- Approximately 50% of patients with cardiac events will have another
- Early identification of patients at risk has potential to save >$30 billion in hospitalization cost

VasoPET can identify plaque that is likely to rupture and pose risk of recurring heart attack or stroke

Source: American Heart Association

WHY INFLAMMATION IMAGING?

- Diagnosis before symptoms occur
- Crucial role at all stages of atherosclerosis
- May aid drug development

DEVELOPMENT STATUS

- Preclinical testing completed
- IND preparation ongoing
- Plan to initiate Phase I proof of principle trial at MGH
  - Carotid artery, aorta imaging, patients with PAD


CT
PET
Co-registration

VasoPET uptake correlates with macrophage content


P<0.001
R=0.87
0.08
0.07
0.06
0.05
0.04
0.03
0.02
0.01
0
0-7
8-16
>16
Plaque Inflammation (% Ram-11 Staining)
[F-18] AppCHFppA Uptake (%ID/cc)

Elmaleh et al. PNAS, 103(43) 2006

The VasoPET Opportunity

Fluoro Pharma

Assumptions		
Est. 5th Year Revenue		
$408 million		
Market	Patients	Est. PET Mkt Size
Screening for atherosclerosis	50 million	300,000
Response to therapy (statins)	3.8 million	380,000
Follow-up after heart attack	0.9 million	90,000
Follow-up after stroke	0.8 million	80,000



Projected VasoPET Scans
MILLIONS
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
Year 1
Year 3
Year 5

Peak procedure volume ~0.9 million

Targets Greatest Areas for Cost Reduction

Therapeutics aimed to prevent and best treat disease related to diabetes, obesity and heart disease hold greatest promise

Pharmaceuticals enabling personalized, outcomes-driven medicine offer greatest route to reducing the overall costs of healthcare

Medical Concerns that Present Best Targets for Healthcare Cost Reduction*


Diabetes
35%
Obesity
29%
Heart disease
20%
Mental health
5%
Chronic lung disease
4%
End-stage renal disease
3%
Cancer
2%
Alzheimer's disease
1%
Stroke
1%
Base = 289

* Source: HealthLeaders Study of 300 Top Health System Executives 6/11

Experienced Management Team and Advisors

Fluoro Pharma



Thijs Spoor President, CEO

- Healthcare executive with >15 years medical industry experience
- Former securities analyst at J.P. Morgan and Credit Suisse covering the medical device and biotechnology industries
- Previously led the nuclear cardiology portfolio and PET new product opportunity portfolio at (Amersham) GE Healthcare
- Degrees in nuclear pharmacy (Toronto) and finance (Columbia)



Boyan Goumnerov, MD COO, VP Clinical trials

- Healthcare executive with experience in cardiovascular disease start-up companies
- Extensive research experience at Massachusetts General Hospital and Shriners Burn Hospital for Children
- Medical degree (Sofia, Bulgaria)

H. William Strauss, MD • Pioneer of Nuclear Medicine; Clinical Director of Nuclear Medicine at Memorial Sloan Kettering Cancer Center and Professor of Radiology at Cornell University's Weill School of Medicine

Daniel Berman, MD • Director of Cardiac Imaging and Director, Nuclear Cardiology at Cedars-Sinai Heart Center, UCLA School of Medicine

Peter Conti, MD, PhD • Professor of Clinical Radiology and Director of the PET Center at the University of Southern California Medical Center, Former President of the Society of Nuclear Medicine, actively involved in regulatory and policy setting initiatives

Elazer Edelman, MD, PhD • Thomas D. and Virginia W. Cabot Professor of Health Sciences and Technology at MIT, Professor of Medicine at Harvard Medical School, and a coronary care unit cardiologist at the Brigham and Women's Hospital in Boston

Heinrich Schelbert, MD • Professor of Molecular & Medical Pharmacology, UCLA School of Medicine

Andrew Selwyn, MD • Director of the Cardiac Catheterization Laboratory and Associate Chief, Cardiovascular Division, Brigham and Women's Hospital, Harvard Medical School

Capitalize on multiple cardiovascular molecular imaging agents for PET

- Cardiac viability assessment
- Myocardial perfusion imaging
- Inflamed atherosclerotic plaque imaging

Address unmet needs in cardiovascular diagnostics by providing

- Diagnostic alternative to invasive procedures
- Higher diagnostic accuracy of PET vs. SPECT

Enable evaluation of cardiac disease at the cellular and molecular level that can change patient management

Key next steps

- Data from phase II trial for CardioPET (metabolism) – 1H 2013
- Data from phase II trial for BFPET (perfusion) – 1H 2013
- IND preparation for VasoPET (vulnerable plaque) – 2013

Fluoro Pharma

Molecular Imaging Commercial Landscape



Drug Development
FluoroPharma
Lantheus
Navidea
Eli Lily
Bracco
DraxImage
Radio-Pharmaceutical Distribution
IBA Molecular
Eckert & Ziegler
Cardinal Health
Covidien
GE
Siemens/ PETNET
Phillips
Scanner Development

Multiple players in each value chain

The cycle of classic medicine is reactive medical care


Reactive Medical Care
Switch Drug Again
Switch Drug
Select Drug
Diagnosis
Disease Severity
Time

Diagnose Disease; Treat Symptoms;
Costly, Trial and Error Treatment

Shifting to outcomes focused personalized treatments increases efficiency

Efficient Medical Care


Disease Severity
"Right Drug"
Monitoring
Diagnosis / Prognosis
Diagnosis
Screening
Time

Health Management; Molecular Screening; Early Detection; Rapid Effective Treatment; Improved Quality of Care



KEY FACTS – US AND WW

WHO: "Neglected Global Epidemic"

- 16.7M deaths WW: 1/3 of all deaths, 78% from low / middle income countries.
- 1/3 of deaths in China, ½ in Europe
- 2.4M deaths US: top cause (38.5%)

KEY UNMET NEEDS

- CAD: Get closer to the disease source – Early detection & appropriate treatment selection
- AMI: Identify vulnerable patients - Speed of treatment: revascularization in 90-mn or less



Blood Chemistry
High Blood Pressure
Coronary Artery Disease (CAD)
Stable Angina
Acute Myocardial Infarction (MI)
Malignant Arrhythmias (SCD)
Congestive Heart Failure (CHF)
Congenital Heart Disease
Death

Outcomes partnerships drive clinical trial endpoints


Economic pressures
PAST
Fragmented, non-systems of care
FUTURE
Integrated, systems of care delivery
Decisions by individual stakeholders
Decisions by advanced stakeholder networks

	(I) Conventional	(II) Complex Multistakeholder	(III) Aligned for Outcomes
Predominant HCP type	Solo practitioners	Medical Groups (but individual prescribers retain significant autonomy)	Medical Groups at scale, true coordinated networks and ACOs (declining prescriber autonomy)
Provider outcomes focus	Quality patient care - anecdotal reputation among patients as good provider	More formal quality measures sometimes tied to "Pay for Performance" reimbursement	Population health outcomes measured with RWD from emerging EHR / HIT infrastructure
Provider perspective on Rx	Imaging drug is a resource to drive good patient care	Imaging drug is discouraged (reimbursement), monitored (generic Rx rates), but tied to quality	Imaging drug is an investment (from HCP budget) to achieve outcomes

Market Drivers for New PET Products

Fluoro Pharma

Growth in PET procedural volumes



CAGR
7.1%
2000
1600
1200
800
400
0
1,249
1,740
'05
'10
PET Procedures (thousands)

Low capacity utilization



8
7
6
5
4
3
2
1
0
Unutilized
55%
45%
Utilized
'10
PET Procedural Capacity (millions)

Comprehensive adoption of early diagnosis will improve utilization of technology

- At capacity, more patients could be diagnosed earlier leading to better patient outcomes
- Earlier diagnosis benefits the health system by minimizing the expensive, aggressive, late and oftentimes ineffective therapies prescribed to patients as a result of later diagnosis
- A whole system approach to early diagnosis and intervention would increase utilization of high-value equipment

Past PET Market Growth Driven by a Single Agent (FDG) has given rise to an established ecosystem of PET distribution

Source: Frost & Sullivan 2008, IMV 2011, FluoroPharma estimates

Thank you
for listening!